EXHIBIT 99.2 PRO FORMA FINANCIAL INFORMATION


The following Pro Forma Combined financial Information as of June 30, 1998 and the year then ended and as of December 31, 1998 and the for six months then ended for Interiors, Inc. and comparable periods for the Combined Companies has been prepared to reflect the combined financial position and the results of operations of Interiors, Inc. and subsidiaries as if the combination described had been effective as of July 1, 1997 for one year operations ending June 30, 1998 and for six months operations ending December 31, 1998. The acquisitions of Stylecraft, Petals, Model Homes, CSL and the probable acquisition of Decor have been accounted for as purchases as if the acquisitions had all occurred as of July 1, 1997 for the fiscal year ending June 30, 1998 and as purchases as if the acquisitions had all occurred as of July 1, 1998 for the interim period ending December 31, 1998. The excess of purchase price over fair value of assets acquired if the acquisitions had all occurred as of July 1, 1997 or July 1, 1998 is reflected as an intangible asset and is being amortized over forty years.

The Pro Forma Combined Financial Information is unaudited and not necessarily indicative of the consolidated results which actually would have occurred if the combination had been consummated at the beginning of the periods presented, nor does it purport to represent the future financial position and results of operations for future periods.

In management's opinion, all material adjustments necessary to reflect the affects of the combination have been made.

PRO FORMA INTERIM FINANCIAL INFORMATION FOR INTERIORS AND COMBINED COMPANIES ($'S 000)

                                                                               Model
                                             Interiors  Stylecraft   Petals    Homes      CSL      Decor    Adjustments    Total
                                             12/31/98    12/31/98   12/31/98  12/31/98  12/31/98  12/31/98
NET SALES                                      23,263     15,500     22,400     5,700     6,200     2,350                 75,413

COST OF GOODS SOLD                             14,960     10,800     10,640     2,850     3,900     1,300                 44,450
                                             ------------------------------------------------------------------------------------

     Gross profit                               8,302      4,700     11,760     2,850     2,300     1,050                 30,962

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES    6,962      2,450     10,024     2,650     2,000     1,000       (38)      25,048
                                             ------------------------------------------------------------------------------------

     Income from operations                     1,341      2,250      1,736       200       300        50        38        5,915

OTHER EXPENSE (INCOME)
     Amortization of goodwill                     193                                                           200          393
     Interest expense                             984         10        300                 150        50       335        1,829
     Financing charges - noncash                  437                                                                        437
     Consulting and management fees              (120)                                                           38          (82)
     Minority interest expense                                                                                   88           88
     Gain on legal settlement                     (82)                                                                       (82)
                                             ------------------------------------------------------------------------------------

          Total other expense (income)          1,412         10        300         0       150        50       661        2,583
                                             ------------------------------------------------------------------------------------

     Income (loss) from operations
       before (benefit) provision for
       income taxes and extraordinary item        (71)     2,240      1,436       200       150         0      (623)       3,332

(BENEFIT) PROVISION FOR INCOME TAXES               10        157        115        14        20         0
                                             ------------------------------------------------------------------------------------

     Income (loss) from operations before
       extraordinary item                         (81)     2,083      1,321       186       130         0      (623)       3,332

EXTRAORDINARY GAIN FROM EARLY
  EXTINGUISHMENT OF DEBT                        1,371
                                             ------------------------------------------------------------------------------------

NET INCOME                                      1,289      2,083      1,321       186       130         0      (623)       3,332
                                             ------------------------------------------------------------------------------------

Basic EPS                                        0.08                                                                       0.16
Diluted EPS                                      0.08                                                                       0.15
Shares (000)                                   14,038                                                         3,529       17,567
Shares (000)                                   14,928                                                         3,529       18,457

PRO FORMA INTERIM FINANCIAL INFORMATION FOR INTERIORS AND COMBINED COMPANIES ($'S 000)

                                                                                Model
                                              Interiors  Stylecraft   Petals    Homes     CSL       Decor   Adjustments   Total
                                               6/30/98    6/30/98    6/30/98   6/30/98  6/30/98    6/30/98
NET SALES                                       54,600     25,400     37,200     9,900   12,400      5,200               144,700

COST OF GOODS SOLD                              35,700     17,900     17,900     5,000    7,800      3,200                87,500
                                              -----------------------------------------------------------------------------------

     Gross profit                               18,900      7,500     19,300     4,900    4,600      2,000                57,200

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES    15,587      5,400     16,800     5,000    6,300      3,600       (200)    52,487
                                              -----------------------------------------------------------------------------------

     Income from operations                      3,313      2,100      2,500      (100)  (1,700)    (1,600)       200      4,713

OTHER EXPENSE (INCOME)
     Amortization of goodwill                       42                                                            747        789
     Interest expense                            1,400                   600      (100)     400        100        670      3,070
     Financing charges - noncash                   306                                                            270        576
     Consulting and management fees               (335)                                                           200       (135)
     Minority interest income                                                                                  (1,029)    (1,029)
                                              -----------------------------------------------------------------------------------

          Total other expense (income)           1,413          0        600      (100)     400        100        858      3,271
                                              -----------------------------------------------------------------------------------

     Income (loss) from operations
       before (benefit) provision for
       income taxes and extraordinary item       1,900      2,100      1,900         0   (2,100)    (1,700)      (658)     1,442

(BENEFIT) PROVISION FOR INCOME TAXES               (93)      (102)       (93)        0        0          0          0       (288)
                                              -----------------------------------------------------------------------------------

NET INCOME                                       1,993      2,202      1,993         0   (2,100)    (1,700)      (658)     1,730
                                              -----------------------------------------------------------------------------------

Basic EPS                                         0.12                                                                      0.04
Diluted EPS                                       0.11                                                                      0.04
Shares (000)                                    14,038                                                          3,529     17,567
Shares (000)                                    14,928                                                          3,529     18,457

PRO FORMA INTERIM FINANCIAL INFORMATION FOR INTERIORS AND COMBINED COMPANIES ($'S 000)

                                                                                 Model
                                               Interiors  Stylecraft   Petals    Homes      CSL      Decor     Adjustments   Total
BALANCE SHEET                                  12/31/98    12/31/98   12/31/98  12/31/98  12/31/98  12/31/98

ASSETS

CURRENT ASSETS:
     Cash                                          673      1,934      1,949                  65                 (4,612)         9
     Accounts receivable, net                    6,946      2,613        482     1,243     1,310       510                  13,104
     Inventories                                 8,400      3,219      7,111       860     3,492       622                  23,704
     Other current assets                        6,214        110      1,432       130       218       656                   8,760
                                              -------------------------------------------------------------------------------------

Total current assets                            22,233      7,876     10,974     2,233     5,085     1,788       (4,612)    45,577
                                              -------------------------------------------------------------------------------------

INVESTMENT IN AFFILIATES                         4,467                                                                       4,467

PROPERTY AND EQUIPMENT, net                      1,513      1,371        929     4,852     1,004        81                   9,750

OTHER ASSETS                                    21,093                   460        34       332     1,623       13,799     37,341
                                              -------------------------------------------------------------------------------------

          Total assets                          49,306      9,247     12,363     7,119     6,421     3,492        9,187     97,135
                                              =====================================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
------------------------------------

CURRENT LIABILITIES:
     Notes payable and current
       maturities of long-term debt             12,665         30      2,826       741     2,197     1,301       (3,097)    16,663
     Accounts payable and accrued
       liabilities                               8,191      3,542      6,959     2,109     2,093     2,026         (891)    24,029
                                              -------------------------------------------------------------------------------------

          Total current liabilities             20,856      3,572      9,785     2,850     4,290     3,327       (3,988)    40,692

LONG TERM DEBT                                   5,287        190        282               1,723       513       11,349     19,344

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY:
     Preferred stock, $.01 par value,
       5,300,000 shares authorized, 596,711
       shares issued and outstanding                 6                                                   2           (2)         6
     Preferred stock, $.01 par value,
                                                                                                                     65         65
     Class A common stock, $.001 par value,
        60,000,000 shares authorized,
        23,285,425 shares issued,                   20          5         53       200        12                   (267)        23
        21,785,425 shares outstanding
     Class B common stock, $.001 par value,
        2,500,000 shares authorized,
        1,105,000 shares issued and
        outstanding                                  1                                                                           1
     Treasury stock                             (1,317)               (1,700)             (1,218)                 2,918     (1,317)
     Additional paid-in-capital                 32,946         34      4,231              16,279     6,611      (13,287)    46,814
     Accumulated deficit                        (7,545)     5,446       (288)    4,069   (14,665)   (6,961)      12,399     (7,545)
     Notes receivable                             (948)                                                                       (948)
                                              -------------------------------------------------------------------------------------

          Total stockholders' equity            23,163      5,485      2,296     4,269       408      (348)       1,826     37,099
                                              -------------------------------------------------------------------------------------

Total liabilities and stockholders' equity      49,306      9,247     12,363     7,119     6,421     3,492        9,187     97,135
                                              =====================================================================================